Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact:	Marcel Martin
Chief Financial Officer and Vice President of Finance
Haynes International, Inc.
765-456-6129

HAYNES INTERNATIONAL, INC. ANNOUNCES 2009 NON-CASH GOODWILL IMPAIRMENT
CHARGE AND DATE FOR SECOND FISCAL QUARTER 2009 EARNINGS RELEASE

•                  Goodwill impairment charge of $43.7 million recorded in second fiscal quarter

•                  Earnings Release scheduled for close of business, Thursday, May 7, 2009

•                  Company to host conference call on May 8, 2009  at 9:00 AM ET

KOKOMO, IN, April 24, 2009 — Haynes International, Inc. (NASDAQ GM: HAYN) a leading developer, manufacturer and marketer of technologically advanced high performance alloys, announced today that it will record a non-cash goodwill impairment charge estimated at $43.7 million in the second fiscal quarter ended March 31, 2009. Only $2.3 million of this charge is deductible for tax purposes in future periods with the remaining $41.4 million being non-deductible for tax purposes. While the goodwill impairment charge will reduce fiscal 2009 operating results under U.S. generally accepted accounting principles, the impairment is a non-cash charge and will not affect the Company’s liquidity position, cash flows from operating activities, or compliance with its debt covenants. As required by U.S. generally accepted accounting principles the Company conducted an interim test for potential impairment of goodwill during the second quarter of 2009 due to declining economic and equity market conditions.

The Company also announced that it will release second quarter results for the period ended March 31, 2009 on Thursday, May 7, 2009, at close of business.

Management will host a conference call at 9:00 am ET on Friday, May 8, 2009 to discuss its second quarter financial results for the quarter ended March 31, 2009. Mark Comerford, President and Chief Executive Officer, and Marcel Martin, Chief Financial Officer and Vice President of Finance, will host the call and be available to answer questions.  To participate, please dial the teleconferencing number shown below five minutes prior to the scheduled conference time.

Date:	Friday, May 8, 2009
Time:	9:00 a.m. Eastern Time
8:00 a.m. Central Time
7:00 a.m. Mountain Time
6:00 a.m. Pacific Time

Dial-In Numbers:	877-407-8033 (Domestic)
201-689-8033 (International)

A live Webcast of the conference call will be available at www.haynesintl.com.

For those unable to participate a replay will be available from Friday, May 8, 2009 at 11:00 a.m. Eastern Time, through 11:59 p.m. Eastern Time on Friday, May 22, 2009. To listen to the replay, please dial:

Domestic:	877-660-6853
International:	201-612-7415
Replay Access:	Account: 286	Conference: 320897

A replay of the Webcast will also be available at www.haynesintl.com.

About Haynes International

Haynes International, Inc. is a leading developer, manufacturer and marketer of technologically advanced, high performance alloys, primarily for use in the aerospace, land-based gas turbine and chemical processing industries.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact, including statements regarding industry prospects and future results of operations or financial position, made in this press release are forward-looking.    In many cases, you can identify forward-looking statements by terminology, such as “may”, “should”, “expects”, “intends”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of such terms and other comparable terminology. The forward-looking information may include, among other information, statements concerning the Company’s outlook for fiscal year 2009 and beyond, overall volume and pricing trends, cost reduction strategies and their anticipated results, and capital expenditures.  There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts.  Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ materially from those in the forward- looking statements as a result of various factors, many of which are beyond the Company’s control.

The Company has based these forward-looking statements on its current expectations and projections about future events.  Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate. As a result, the forward-looking statements based upon those assumptions also could be incorrect.  Risks and uncertainties, some of which are discussed in Item 1A. of Part 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, may affect the accuracy of forward- looking statements.

 The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.